EXHIBIT 99.4

[Comerica Logo]                                                  [Imperial Logo]

                             A Superb Strategic Fit:
                                 The Preeminent
                                 Business Bank

                                 [Comerica Logo]
                                November 1, 2000

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[Comerica Logo]                                                  [Imperial Logo]

This presentation and the oral statements relating to this presentation (the "Presentation") contain certain forward looking statements that are based on the beliefs of Comerica's and Imperial's management as well as assumptions made by and information currently available to Comerica's and Imperial's management. Such statements reflect the view of Comerica's and Imperial's management, as of the date of preparation of this Presentation, with respect to future events and are subject to risks and uncertainties, such as changes in Comerica's and Imperial's plans, objectives, expectations and intentions and do not purport to speak as of any other date. Should one or more of these risk materialize or should underlying assumptions prove incorrect, the company's actual results could differ materially from those discussed in this Presentation. Factors that could cause or contribute to such differences are changes in interest rates, changes in the industries where Comerica and Imperial have a concentration of loans, changes in the level of fee revenues, the impact of Internet banking, the entry of new competitors into the banking industry as a result of the enactment of the Gramm-Leach-Billey Act on 1999, economic conditions, continuing consolidations in the banking industry, and other factors discussed in Comerica's and Imperial's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Comerica and Imperial do not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

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[Comerica Logo]                                                  [Imperial Logo]

                             A Superb Strategic Fit:
                                 The Preeminent
                                 Business Bank

                                 [Comerica Logo]
                                November 1, 2000

                                                                               3


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[Comerica Logo]                                                  [Imperial Logo]

                             A SUPERB STRATEGIC FIT

o Leverage complementary strengths in corporate banking
o Expand presence in high growth California market
o Gain leadership position in Emerging Growth business niche
o Low risk execution
o Financially attractive to shareholders

                          THE PREEMINENT BUSINESS BANK

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[Comerica Logo]                                                  [Imperial Logo]

                                IMPERIAL BANCORP

o       6th largest commercial bank in California
o       $7.4 billion of assets
o       Small and mid sized business focus
o       Developed niche markets
        -       Emerging growth
        -       Entertainment
        -       Residential tract lending
        -       Title / Escrow
        -       SBA
o       Exceptional core funded position

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[Comerica Logo]                                                  [Imperial Logo]

                                IMPERIAL BANCORP
Loans
-----
1996 = $2.0  billion
1997 = $2.7 billion
1998 = $3.4  billion
1999 = $3.5 billion
        ---

====
CAGR = 21.9%
====

9/30/99 = $3.6 billion
           ---
9/30/00 = $4.2 billion

Deposits
--------

1996 = $3.0 billion
1997 = $4.2 billion
1998 = $5.6 billion
1999 = $5.9 billion

====
CAGR = 22.9%
====

9/30/99 = $5.7 billion
9/30/00 = $6.5 billion

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[Comerica Logo]                                                  [Imperial Logo]

                                IMPERIAL BANCORP

Net Income Growth
-----------------

1995 = $15.0 million
1996 = $29.7 million
1997 = $41.3 million
1998 = $57.1 million
1999 = $62.2 million

====
CAGR = 44%
====

9/30/99 = $48.9 million
9/30/00 = $63.0 million

Normal and Income from Continuing Operation (Source:  Imperial Annual Report)

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[Comerica Logo]                                                  [Imperial Logo]

                       LEVERAGING COMPLEMENTARY STRENGTHS

o  Commercial & Industrial Lending
   -  #4 in California
o  SBA Lending
   -  #1 in California, Top 5 Nationally
o  Specialty Deposits (title/escrow)
   -  #1 in California, Top 5 Nationally
o  Entertainment Lending
   -  #1 in California, Top 5 Nationally
o  Emerging Growth Lending
   -  #2 in California and Nationally

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[Comerica Logo]                                                  [Imperial Logo]

                           STRONG CREDIT QUALITY FOCUS

o   Focus on granularity
    -  Average loan size:
       CMA $5MM
       IMP $3.5MM

o   Extensive credit training
o   Integration of lending and credit
o   Proactive credit administration process
    -  Constant vigilance, early resolution
o   Strong combined credit ratios relative to peers
    -  1.57% Reserve ratio
    -  33 bps of NCOs
    -  78 bps of NPAs

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[Comerica Logo]                                                  [Imperial Logo]

                 LEADERSHIP POSITION IN EMERGING GROWTH BUSINESS

o Emerging Growth companies provide  significant  opportunities
     -  Tap tremendous liquidity of venture  backed  companies
     -  Participate  in  value  creation  of  New  Economy   through   warrant
        positions.
     -  Cross-sell opportunity for Investment Management/Private Banking
     -  Create significant growth engine

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[Comerica Logo]                                                  [Imperial Logo]

                               HIGH GROWTH MARKETS

                             [Map of United States]

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[Comerica Logo]                                                  [Imperial Logo]

                          PREMIER CALIFORNIA FRANCHISE

                               [Map of California]

California Economics
--------------------

o   3 of the top 10 US cities for employment and income growth
o   Employment growth 50% higher than national rate
o   #1 state for New Economy growth

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[Comerica Logo]                                                  [Imperial Logo]

                               LOW RISK EXECUTION

o  No Revenue Synergy Assumptions
o  Conservative Cost Savings Assumptions
o  Realistic Integration Timetable
o  Extensive Due Diligence
   -  80% of loan portfolio reviewed
   -  Team approach / Lenders & Credit
o  Common Operating Platforms
o  Small Relative Size
o  6th Bank Acquisition in the California Market since 1991

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[Comerica Logo]                                                  [Imperial Logo]

               WELL-POSITIONED FOR SUPERIOR FINANCIAL PERFORMANCE

                          Comerica      Imperial      Combined
--------------------------------------------------------------------------------
Assets                       $41B          $ 7B          $48B

Loans                        $35B          $ 4B          $39B

Deposits                     $26B          $ 7B          $33B

Net Income (1)               $740MM        $84MM         $824MM
--------------------------------------------------------------------------------
As of 09/30/00 PERIOD END
(1) YTD Annualized

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[Comerica Logo]                                                  [Imperial Logo]

                           COMBINED PERFORMANCE RATIOS

                      Comerica            Imperial             Combined
--------------------------------------------------------------------------------
ROCE                     21.3%               18.2%                20.9%

ROA                      1.89                1.41                 1.83

Net Interest Margin      4.42                5.93                 4.64

Fee Income Ratio         32.7                30.6                 32.4

Efficiency Ratio         48.6                57.4                 50.1
--------------------------------------------------------------------------------
For the Quarter Ended September 30, 2000

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[Comerica Logo]                                                  [Imperial Logo]

                                TRANSACTION TERMS

Structure:               Pooling-of-Interests
                         Tax-free exchange

Fixed Exchange Ratio:    0.46 Comerica share for each Imperial share outstanding

Price:                   $27.74 per share based on Comerica's close on 10/31/00
                         of $60.31

Transaction Value:       $1.3 Billion

Option:                  Option agreement for 19.9% of Imperial in place

Dividend:                $1.60 annual / per share

Anticipated Closing:     1Q2001

Anticipated Integration: Full integration by 1Q2002

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[Comerica Logo]                                                  [Imperial Logo]

                                TRANSACTION TERMS

Cost Savings:     Approximately $60MM, or 20% of Imperial's
                  expense base, phased in 50% in 2001, 100% in 2002

Ownership Split:  Comerica  88%,  Imperial  12%

Management:       George L. Graziadio, Jr.
                         - Chairman, Comerica Bank CA
                  J. Michael Fulton
                         - President & CEO, Comerica Bank CA
                  Norman P. Creighton
                         - Vice Chairman, Comerica Bank CA

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[Comerica Logo]                                                  [Imperial Logo]

Transaction multiples at $60.31 per share compare favorably to those found in similar transactions:

Comparable

                                  Transaction           Transaction
                                  Multiples(1)        Multiples(1)(2)
--------------------------------------------------------------------------------
Price as a multiple to:
    2000E EPS                        15.8X                 20.2X
    Book Value                       2.40%                  241%
    Tangible Book Value              2.41%                  246%
    Market Premium                     14%                  24%



--------------------------------------------------------------------------------
(1) Based on Comerica's closing price of $60.31 as of October 31, 2000.
(2) California transactions since 1999.
NOTE:  EPS estimates based on First Call

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[Comerica Logo]                                                  [Imperial Logo]

                  EXPECTED COST SAVINGS (50% IN Y1, 100% IN Y2)

                                                        Cost
                                                       Savings
--------------------------------------------------------------------------------
Major Business Lines                                   $ 4MM
Systems & Operations                                   $36MM
G&A / Other                                            $20MM
     Total Pre-Tax                                     $60MM
--------------------------------------------------------------------------------

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[Comerica Logo]                                                  [Imperial Logo]

                        ESTIMATED MERGER RELATED CHARGES

                                                                      Total
--------------------------------------------------------------------------------
Employee Related                                                       $50
Conforming Policies and Balance Sheet                                   46
Restructuring

Facilities and Operations                                               20

Other                                                                   29
                                                                --      --

Total Pre-Tax Merger Related Charges                                   145

Total After-Tax Merger Related Charges                                $105
--------------------------------------------------------------------------------

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[Comerica Logo]                                                  [Imperial Logo]

                     ACCRETION SUMMARY - 0.46 EXCHANGE RATIO
--------------------------------------------------------------------------------
                                                  2001            2002
Comerica Projected EPS(1)                        $5.08           $5.59
Projected Accretion                                 0%              5%
Cost Savings (2)                                   10%             20%
EPS after Cost Savings                           $5.08           $5.84
EPS Growth                                         10%             15%


(1) EPS projections based on First Call estimates in 2001 and 2002.
(2) Cost savings equal to 20% of Imperial's expense base and are phased in 50% in 2001, 100% in 2002. Cost savings are also net of cost of financing restructuring charge.

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[Comerica Logo]                                                  [Imperial Logo]

                             A Superb Strategic Fit:
                                 The Preeminent
                                 Business Bank

                                 [Comerica Logo]
                                November 1, 2000

                                                                              22


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[Comerica Logo]                                                  [Imperial Logo]

                                     SUMMARY

o   Strategically Compelling
    -   Creates skill and scale
    -   Leverages complementary strengths in business banking
    -   Expands presence in high-growth California market
    -   Gain leadership position in emerging growth business nationally
o   Low execution risk / highly achievable
o   Financially Attractive to Shareholders of both Companies
    -   Accretive in year two
    -   Superior financial performance
    -   Conservative assumptions

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[Comerica Logo]                                                  [Imperial Logo]

                                    APPENDIX
--------------------------------------------------------------------------------

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[Comerica Logo]                                                  [Imperial Logo]

                          COMPARATIVE PERFORMANCE DATA

$ in Millions

                                 Comerica          Imperial          Combined
--------------------------------------------------------------------------------
Net Interest Income, FTE            $416               $90             506
Provision                             24                19              43
Non-Interest Income                  202                40             242
Non-Interest Expense                 302                74             376
Net Income                           192                23             215
Return on Assets                    1.89%             1.41%           1.83%
Return on Common Equity              21.3              18.2            20.9
Net Interest Margin                 4.42              5.93             4.64
Efficiency Ratio                     48.6              57.4            50.1
Fee Income/Total Revenue             32.7              30.6            32.4
--------------------------------------------------------------------------------

For the Quarter ended September 30, 2000

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[Comerica Logo]                                                  [Imperial Logo]

                           LOAN PORTFOLIO COMPOSITION

Comerica
--------

Consumer = 4.1%
Residential Mtg. = 2.5%
Middle Market = 64.1%
Large Corp. = 16.1%
International = 7.5%
Private Banking = 3.1%
Small Business = 2.6%

Imperial
--------

Consumer = 1.0% Small
Business = 2.0% Large
Corporate = 9.0%
Middle  Market = 88.0%



09/30/00 YTD Average Loans

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[Comerica Logo]                                                  [Imperial Logo]

                       COMBINED LOAN PORTFOLIO COMPOSITION

Residential Mtg. = 2.2%
Consumer = 3.7%
Small Business = 2.6%
Private Banking = 2.7%
International = 6.7%
Large Corporate = 15.3%
Middle Market = 66.8%

Commercial 94%
Consumer 6%



09/30/00 YTD Average Loans

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[Comerica Logo]                                                  [Imperial Logo]

                                               LOAN COMPOSITION

$ in billions
                           Comerica               Imperial             Combined
                      ------------------- -------------------- -----------------
                      Amount      %        Amount      %        Amount     %
--------------------------------------------------------------------------------
Commercial             $25.37      73%      $3.80       85%      $29.17     74%
Commercial RE            7.18       21        .65        14        7.83      20
Consumer                 1.40       4         .04        1         1.44      4
Residential Mortgage      .83       2         .00        0          .83      2
                       ------               -----                ------
   Total               $34.78      100%     $4.49       100%     $39.27     100%
Loan Portfolio Yield       9%                   9%                   9%
--------------------------------------------------------------------------------

Quarterly Averages as of September 30, 2000

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[Comerica Logo]                                                  [Imperial Logo]

                               DEPOSIT COMPOSITION

Comerica

Savings = 5.4%
Foreign = 2.2%
Money Mkt/NOW = 31.1%
CD's = 35.5%
Non-Interest Bearing = 25.8%

Imperial

Savings = 0.5%
Non-Int Bearing = 48.1%
CD's = 30.2%
Money Market/NOW = 21.2%



As of 09/30/00

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[Comerica Logo]                                                  [Imperial Logo]

                          COMBINED DEPOSIT COMPOSITION

Foreign = 1.8%
Savings = 4.5%
CDs = 34.5%
Non-Interest Bearing = 29.9%
Money Market/NOW = 29.3%



As of 09/30/00

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[Comerica Logo]                                                  [Imperial Logo]

                               DEPOSIT COMPOSITION

$ in millions
                            Comerica              Imperial             Combined
                        -------------------- ----------------- -----------------
                                  % of                 % of              % of
                        Balance   Total      Balance   Total   Balance   Total
--------------------------------------------------------------------------------
Non-interest bearing     $6.5       26%      $2.7       48%      $9.2      30%
Interest Bearing:
Money Market / NOW       7.8        31%      1.2        21%      9.0       29%
Savings                  1.4         6       0.0         0       1.4        5
Time                     9.5         37      1.7         31      11.2       36
                         ---                 ---                 ----
Total interest bearing   $18.7      74%      $2.9       52%      $21.6     70%
Total Deposits           $25.2               $5.6                $30.8
                         =====               ====                =====
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Quarterly Averages as of September 30, 2000

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[Comerica Logo]                                                  [Imperial Logo]

                                 CREDIT QUALITY

$ in millions
                          Comerica           Imperial           Combined
--------------------------------------------------------------------------------
Total Loans                $35,035             $4,142            $39,177
Non-performing Loans           236                 66                302
Non-performing Assets          241                 67                307
Loan Loss Reserve              524                 90                614
NPLs/Loans                   0.67%              1.60%               .77%
NPAs/Assets                  0.59%              0.90%              0.64%
NCOs/Avg. Loans              0.24%              1.12%              0.33%
Reserves/Loans               1.49%              2.18%              1.57%
Reserves/NPLs                 222%               136%               203%
Reserves/NPAs                 218%               135%               200%
--------------------------------------------------------------------------------
Quarter Ended September 30, 2000 (P/E)

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[Comerica Logo]                                                  [Imperial Logo]

                             A Superb Strategic Fit:
                                 The Preeminent
                                 Business Bank

                                 [Comerica Logo]
                                November 1, 2000

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